Exhibit 99.1

Q2 INVESTOR PRESENTATION

LEGAL DISCLAIMER Cautionary Note Regarding Forward-Looking Statements The statements contained in this presentation that are not purely historical are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Presidio Production Company ("Presidio" or the "Company"). There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward- looking statements speak only as of the date this presentation is actually delivered and involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings relating to the Canyon Creek acquisition that may be instituted against the Company or others; (2) the ability to recognize the anticipated benefits of the Canyon Creek acquisition, which may be affected by, among other things, competition, the ability of the Company to reduce operating costs, grow and manage growth profitably, maintain relationships with customers and suppliers, successfully integrate the Canyon Creek assets into the assets of the Company and retain its management and key employees; (3) changes in applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations; (6) the ability of the Company to build or maintain relationships with customers and suppliers and retain its management and key employees; (7) risks related to commodity price volatility and its impact on cash flows and dividend sustainability; (8) risks related to oil and gas operations, including production declines, operational challenges, and regulatory changes; (9) the Company's ability to consummate future acquisitions; (10) risks related to the Company's ability to pay, maintain or increase dividend payments; (11) the uncertainty and risks regarding the use of AI, including the AI-focused Asset Intelligence Group; and (12) other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission (the "SEC"), including the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" and similar sections in its periodic Exchange Act reports filed with the SEC. The recipient of this presentation should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the documents filed by the Company from time to time with the SEC. If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, there may be additional risks that the Company does not presently know, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation or warranty, either express or implied, by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. In addition, the information contained in this presentation is provided as of the date hereof and may change, and the Company and its representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, inaccuracies, future events or otherwise, except as may be required under applicable securities laws. Information contained on our website is not a part of or incorporated into this presentation. Dividends are not guaranteed and may be adjusted, suspended, or discontinued at the discretion of the Board of Directors based on liquidity, legal surplus, business conditions, commodity price volatility, market conditions and other factors. 2

NET INCOME1 $14.4MM ADJUSTED EBITDA $33.2MM 3 2Q 2026 FINANCIAL & OPERATIONAL HIGHLIGHTS ANN. DIVIDEND / SHARE $1.35 LEVERAGE2 2.7x AVG. DAILY PRODUCTION 23 MBoe/d ✓ Strong 2Q EBITDA • Generated $33.2MM of Adjusted EBITDA and $14.4MM of Net Income • First full-quarter benefit from the restructured hedge portfolio and continued operating efficiencies ✓ Refinanced $350MM ABS • Lowered cost of capital through interest rate reduction of 184 bps • Reduced amortization and attacked call protection ✓ Hired CTO and Established Dedicated AI Team • Jason Hudak appointed as CTO to build out Presidio's AI team • Asset Intelligence targets 3–5% production growth with no capex ✓ Deepened Acquisition Pipeline • $17Bn acquisition pipeline is deepest it's ever been 2Q 2026 ACHIEVEMENTS Note: Figures reflect the three months ended June 30, 2026 (Successor), excludes the Canyon Creek acquisition (closed July 1, 2026) except for leverage 1. Net income (loss) attributable to Presidio Production Company 2. Calculated as $352MM of net debt pro forma for Canyon Creek divided by $33.2MM of Q2 EBITDA annualized.

4 2Q 2026 OPERATING & FINANCIAL RESULTS Note: Three months ended June 30, 2026 (Successor); excludes the Canyon Creek acquisition (closed July 1, 2026) except leverage, which reflects net debt pro forma for Canyon Creek over annualized 2Q26 Adjusted EBITDA. Adjusted EBITDA and G&A are non-GAAP; see appendix reconciliations. Three Months Ended June 30, 2026 (Successor) Production Net production (MBoe) 2,071 Average daily production (MBoe/d) 22.8 Production mix – oil / gas / NGLs 16% / 57% / 27% Revenue and Realizations ($/Boe) Average realized price, excluding derivatives $25.93 Realized derivative gain (loss) $3.31 Average realized price, including derivatives $29.24 Operating Costs ($/Boe) Lease operating expense $9.39 Production taxes $1.42 Ad valorem taxes $0.41 Total operating expense $11.22 Adjusted G&A $2.28 Depletion, Depreciation & Amortization ($/Boe) Depletion, oil and gas properties $7.31 Depreciation and amortization, other $0.41 Aggregate Financials ($ in thousands, except per share) Total revenue 54,000 Income (loss) from operations 6,062 Net income (loss) 15,479 Net income (loss) attributable to Presidio Production Company 14,425 Net income per Class A share, basic and diluted $0.34 Adjusted EBITDA 33,176 Leverage 2.7x Production • Stable base performance before Canyon Creek contribution • Asset Intelligence focused on production uplift without capex Realizations • Hedge portfolio improved realized pricing versus pre-hedge levels • First full quarter benefiting from the restructured hedge book Cost Structure • Operating costs remained controlled across the existing asset base • Continued focus on labor, chemicals and compression efficiency Earnings Quality • EBITDA outperformance reflected both hedging and operating execution • Minimal capital spending supported strong cash conversion Balance Sheet • ABS refinancing lowered interest cost and near-term amortization • Liquidity and leverage remained within the Company's targeted framework

CORPORATE OVERVIEW

THE PRESIDIO VISION $1.35 Annualized Dividend Per Share 12% Implied Dividend Yield1 A SIMPLE, DISCIPLINED APPROACH TO GENERATE STEADY INCOME FROM AMERICAN ENERGY 23 MBoe/d Current Net Production2 $853MM Enterprise Value3 $17Bn Acquisition Pipeline 6 1. As of 8/5/2026 closing share price of $11.39 2. Per 2Q 2026 10-Q 3. Enterprise value as of 8/5/2026, based on closing share price of $11.39 and 33.1MM shares outstanding. See Capital Structure & Dividends in the appendix for the full equity value and enterprise value buildup.

NYSE: FTW

WHY PRESIDIO:
A MULTI-LAYERED VALUE PROPOSITION

INVESTMENT HIGHLIGHTS

CURRENT DIVIDEND
Targeted Growth Framework

Offers one of the highest dividend yields on NYSE at 12%[1], supported by stable PDP cash flows and clear growth framework.

ACQUISITION ECONOMICS
Attractive Levered Returns

Presidio deploys capital into PDP acquisitions at levered returns meaningfully above cost of capital, creating immediate NAV accretion.

OPERATIONAL IMPROVEMENTS
Demonstrated Alpha Generation

Demonstrated track record of generating significant production and cost alpha post-acquisition through operational optimization.

ADDITIONAL VALUE DRIVERS

AI PRODUCTION & COST ENHANCEMENT
Established Platform: FTW Technologies

FTW Technologies, a wholly-owned subsidiary of the Company, is deploying AI-driven asset intelligence across operated wells, targeting production uplift with no incremental capital.

WORKOVERS & WELL REACTIVATIONS
Proven Track Record of Outsized Returns

Established playbook for accelerating workover programs and reactivating idle wells at 50%+ rates of return.

UNDEVELOPED LOCATION MONETIZATION
Strong History of Monetizing Non-PDP Assets

Proven history of monetizing undeveloped inventory through carried interest partnerships and outright acreage sales, including the ~$90MM Cherokee divestiture.

1. As of 8/5/2026 closing share price of $11.39

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A WORLD THAT NEEDS WHAT WE HAVE 8 PRESIDIO'S POSITIONING Our business model sits at nexus of most powerful and durable forces reshaping global energy landscape. We built for this moment — disciplined PDP economics · technology-enabled operations · capital structure designed to compound through cycles GEOPOLITICAL DISRUPTION Middle East conflict disrupted supply routes. War in Europe redrew energy flow maps and severed decades-old supply relationships. AI & DATA CENTER DEMAND Artificial intelligence data centers being built at pace and scale straining American power grid. Demand for energy accelerating. INDUSTRIAL REINVENTION Shift to robotics and automated manufacturing drive incremental power demand most forecasters are only beginning to model. SHRINKING INVENTORY Inventory of high-quality domestic drilling locations shrinking. Shale revolution has matured. Next barrel is harder to find. LONG-LIFE ASSETS GAIN VALUE Long-life, low-decline, already- producing American oil and gas assets becoming more valuable, not less. Operators who extract maximum efficiency win.

NYSE: FTW

KEY EVENTS

2017
Company founded by co-founders Will Ulrich and Chris Hammack in Fort Worth, TX

2018-2020
Deployed $500MM into PDP acquisitions with Morgan Stanley Energy Partners

2021-2024
Continuously optimized the asset base and developed one of the first uses of ABS capital

2025
Announced intention to go public through merger with EQV Ventures Acquisition Corp.

2026
Listed on the NYSE, began dividend payments, refinanced $350MM ABS, closed two acquisitions and used previously announced Goldman-led ABS Warehouse Facility

Listed on the NYSE on 3/5/2026
- Positions Presidio to scale its proven operational approach
- Provides access to growth capital and new partners

Announced Goldman-led ABS Warehouse Facility
- Provides committed, low-cost financing to fund future acquisitions
- Gives sellers confidence in closing

Closed $350MM Investment Grade ABS Refinancing
- Cut the weighted average coupon by 184 basis points to 6.38%
- Reduced amortization and added liquidity, enhancing cash flow

Began dividend payments
- Paid Q1 common dividend in May for stub period of $1.35 per share annualized
- Announced Q2 common dividend of $0.3375 to be paid in September 2026

Closed two acquisitions and first use of ABS Warehouse
- Supports “Land and Expand” strategy into adjacent Arkoma basin
- Proof of concept on ABS Warehouse Facility used to fund CCE acquisition

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NYSE: FTW

PEER POSITIONING

Presidio bridges the gap — royalty-like stability with operator-level control.

	PRESIDIO	ROYALTIES[1]	PDP + DEV[2]	SMID CAP[3]
Strategy	Operated, cash flow-focused production	Passive ownership of royalties; no operational control	Reinvest cash flow into drilling new wells	Large reinvestment of cash flow into new wells
Value creation	Yield, accretive acquisitions, operational optimization and generates alpha[4]	Pure yield from existing production	Growth through optimization and new development	New development and return on investment
Decline Rate[5]	8%	14%	15%	18%
Dividend Yield[6]	12%[8]	7%	9%	1%
Reinvestment Rate[7]	7%	0%	53%	111%

Source: Presidio company filings, S&P Capital IQ. Market data as of 8/5/2026. All peer comps reflect latest consensus estimates.

1. Includes: BSM, KRP, & DMLP
2. Includes: DEC, TXO, MNR, & CRGY
3. Includes: AMPY, HPK, & SD
4. Alpha is defined as being able to effectuate operational change in this context
5. Decline rates sourced from most recently available public disclosure
6. Assumes 21% federal income tax rate applied to MLP dividends
7. Reinvestment rate calculated as CAPEX / CFO
8. Estimated dividend is subject to board approval and market conditions

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ASSET AND ACQUISITIONS

NYSE: FTW

ASSET OVERVIEW

Large, long-life asset base generating stable cash flow

Over **2,300** operated wells across the Anadarko and Arkoma Basins of Texas, Oklahoma and Kansas

100% PDP-focused, low-decline, long-life assets

Predictable, hedged cash flow with strong margins


16%
Oil
27%
NGL
23 MBoe/d
CURRENT
PRODUCTION
57%
Gas


29%
NGL
57%
Oil
CURRENT
REVENUE
MIX
14%
Gas


KANSAS
OKLAHOMA
Canyon Creek
Acquisition
Fort Worth
TEXAS
Presidio asset

Note: Current production and unhedged revenue as of 2Q 2026 10-Q

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NYSE: FTW

ACQUISITION PIPELINE

Actionable targets of over $17Bn

BASIN A

~$5.9Bn
Estimated Total Deal Size

~212 MBoe/d
Production

BASIN B

~$4.4Bn
Estimated Total Deal Size

~178 MBoe/d
Production

BASIN C

~$7.3Bn
Estimated Total Deal Size

~302 MBoe/d
Production

Basin A	Basin B	Basin C
34%	25%	41%

Source: Company materials, Enverus
Note: All figures shown are illustrative projections based on management estimates and assumptions. They do not constitute offers, commitments, or binding agreements and are provided solely to illustrate potential acquisition opportunities

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NYSE: FTW

CANYON CREEK INTEGRATION UPDATE

Canyon Creek establishes Presidio's operated platform in the Arkoma Basin, with integration underway across field operations, systems and cost structure

STRATEGIC PLATFORM

- Establishes operated footprint in the Arkoma Basin
- Advances Presidio's land-and-expand strategy
- Estimated base decline of approximately 11%

INTEGRATION UNDERWAY

- Presidio assumed field operations on Day 1
- Production software implemented at closing
- Field organization and vendor programs transitioned

CAPITAL & DIVIDEND

- Funded with initial $55 million draw under ABS Warehouse Facility
- 1,962,240 Class A shares issued to sellers
- Expected to support annualized dividend increase from $1.35 to $1.50 per share[1]


Current Annualized Dividend
$1.35
Planned Annualized Dividend Following Canyon Creek[1]
$1.50

Integration Progress

FIELD OPERATIONS

Day 1

- Presidio assumed operatorship
- Field accountability structure implemented

LABOR & CHEMICALS

Underway

- Field organization transitioned
- Chemical program moved to Presidio oversight

COMPRESSION

In Progress

- Equipment and contract review underway
- Optimization plan being implemented

SYSTEMS & SCADA

In Progress

- Production software implemented on Day 1
- SCADA integration advancing

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1. Anticipated dividend is subject to board approval and market conditions

NYSE: FTW

ILLUSTRATIVE ACQUISITION ECONOMICS

Repeatable path to achieving levered returns well in excess of cost of capital


AI and Capital-Light Development
ABS Financing
Asset Integration
10-12%
~15%
>20%
>30%

ASSET-LEVEL RETURN
Return at acquisition, prior to Presidio operational uplift

PRESIDIO OPERATED RETURN
Return after applying Presidio operational playbook

LEVERED RETURN
Return after layering in low-cost ABS debt financing

TOTAL RETURN
Return after AI-driven optimization and capital-light development program

CONTINUOUS OPTIMIZATION

Rigorous Cost, Production, and Revenue Initiatives · Effective Commodity Hedging · Upside Monetization · Proprietary AI Deployment · Scaled LOE, Production, and Marketing Enhancement

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NYSE: FTW

OPERATIONAL EXCELLENCE: HOW WE CREATE EFFICIENCY

Presidio applies disciplined, data-driven playbook to modernize acquired oilfield operations. Oil and gas assets transformed into high-efficiency operations through repeatable systems and empowered field execution.

CHALLENGE

Legacy operating models drive higher costs and slower decisions.

OPPORTUNITY

Reduce costs and modernize operations while sustaining production performance.

SOLUTION

Apply standardized integration playbook to capture value from Day 1.

KEY ACTIONS

- Streamline field organization
- Optimize pumper routes
- Right-size compression and artificial lift
- Bring chemical management in-house

A PLAYBOOK WRITTEN IN THE ANADARKO BASIN - PORTABLE ACROSS THE U.S.

↓47% Avg OPEX improvement year 1

32% Avg OPEX improvement **month 1**

Take over field operations **day 1**

Note: Average OPEX improvement figures through first three acquisitions

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NYSE: FTW

THE OPERATING PLAYBOOK: SIX LEVERS

PEOPLE FIRST

Leaner, faster, accountable field org

Interview 100% of field staff. Evaluate against standardized framework. Make fast decisions. Flatten structure. Empower retained talent. Align incentives.

COMPRESSION RIGHT-SIZING

28% compression cost reduction · Month 1

Legacy operators oversize compression for peak capacity and never right-size as production evolves. We audit every compressor and downsize where appropriate.

CHEMICAL MANAGEMENT

39% chemical cost reduction · YoY

Vendors have little incentive to reduce consumption. We bring chemical management in-house on Day 1, centralize oversight, and standardize protocols.

PUMP-BY-EXCEPTION

50% reduction in well visits

Rather than visit every well every day, our system surfaces only wells requiring attention. We visit top 20% by cash flow value daily.

WORKOVERS & REACTIVATIONS

50%+ rates of return on workover programs

Disciplined workover playbook prioritizes wells by data-driven return potential, executed in tranches to enforce capital discipline.

UNDEVELOPED MONETIZATION

$100MM+ value realized · zero drilling capex

Monetize undeveloped inventory through carried-interest JVs and outright acreage sales, including Cherokee divestiture.

Note: Figures reflect results from selected acquisition case studies; see Optimization Case Studies in the appendix for detail

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ASSET INTELLIGENCE

19 BUILDING THE TEAM TO EXECUTE THE PLATFORM Jason Hudak CTO Senior Principal AI Product Engineer Principal AI/ML Engineer Principal Data Engineer/Data Scientist Principal Software and Cloud Engineer Product Manager: Field Intelligence AI & DATA PLATFORM & PRODUCT

20 2026 TARGET 3–5% Production Growth Without a single dollar of capital expenditure. Through intelligence. YTD: 2.3% achieved. ASSET INTELLIGENCE: THE ASYMMETRIC UPSIDE FTW TECHNOLOGIES Uses nearly a decade of data behind every operating decision. • Proprietary well intelligence layer trained on millions of data points • Thousands of observations submitted by voice and text from pumpers in field • Millions of inputs, including well files, drilling reports, completion data, production volumes, and geology THREE INTEGRATED GROUPS Operations Men and women who run the assets every day are always at the center Asset Intelligence Group Engineers and support staff armed with AI and analytics to drive field efficiencies Dedicated AI Group Supports Asset Intelligence Group with tools, models, and insights to make better decisions faster

NYSE: FTW

PRESIDIO:
AI DEPLOYMENT UNDERWAY

THE STRATEGIC PIVOT:

AI is live in well surveillance and production intelligence today.

BEFORE

- Technology as supporting tool
- Efficiency Group running discrete projects
- AI platform as background initiative
- Manual surveillance on most wells
- Analyst-dependent data queries

NOW

- Well surveillance and production intelligence live today
- Established Asset Intelligence Group
- FTW Technologies as dedicated business unit
- 24/7 surveillance AI tool deployed to all operators and engineers
- Natural language queries against live production data

2026 AI DEPLOYMENT

- 3–5% production increase as direct result of AI deployment
- Agentic orchestration live across full ~2,300-well fleet
- OPEX/CAPEX agents fully integrated into budget workflows
- M&A knowledge pipeline screening deals automatically
- Presidio's Pumper Knowledge Base at lease level

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AI PHILOSOPHY: PEOPLE AT THE CENTER PRESIDIO'S AI PHILOSOPHY: Make every employee dramatically more powerful. Amplification, Not Automation The right infrastructure, tools, and mindset can make every Presidio employee an order of magnitude more productive. Presidio Astronauts First class of AI ambassadors, carrying transformation into every corner of organization and bringing colleagues along with them. A pioneer program. Scalable Impact Achieving scale in oil and gas can be challenging. Technology is different. The scalability of asset intelligence potentially presents asymmetric opportunity for our shareholders. The Prize is Production Focus is not streamlining administrative workflows. Production is the prize. Revenue is the prize. Cash flow is the prize. That is precisely where we have aimed our technology. Scaling Beyond Presidio IP built at FTW Technologies applicable far beyond own acreage. Nearly a Decade of Proprietary Data Ontology layer trained since founding. Well surveillance tools, production intelligence, financial modeling, and deal screening represent body of work. 22

NYSE: FTW

2026 GOAL:
3–5% PRODUCTION UPLIFT FROM AI

3-5%
Production uplift target from AI deployment

~2,300
Wells on intelligence platform

$2.5MM
Revenue of each 1% uplift per year at $30/BOE

$0
New drilling required to hit target

HOW WE HIT IT

Artificial lift optimization
AI continuously adjusts ESP, rod pump, and gas lift across every operated well, reducing pump-off events, extending run life, and recovering deferred production.

Earlier anomaly intervention
Behavioral deviations identified before escalating to equipment failure or shut-in. Every hour of downtime prevented is incremental production.

Decline management at scale
Pattern recognition across ~2,300 wells identifies accelerating decline before they underperform budgets, enabling earlier intervention.

THE FLYWHEEL


More assets acquired
More operational data generated
Deeper AI-driven insights
Better production outcomes
Incremental free cash flow
Funds the next acquisition

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APPENDIX CORPORATE INFORMATION

NYSE: FTW

MANAGEMENT TEAM AND BOARD OF DIRECTORS

PRESIDIO MANAGEMENT TEAM



Will Ulrich
Chairman and Co-CEO
- Atlas Energy
- UBS Investment Bank
- Harvard College



Chris Hammack
Co-CEO and Director
- Trinity River Energy
- Atlas Energy
- Range Resources
- Texas A&M



John Brawley
EVP & CFO
- Maverick Natural Resources
- SandRidge Energy
- Guggenheim Partners
- Rice University



Brett Barnes
EVP & General Counsel
- Trinity River Energy
- EOG Resources
- Anadarko Petroleum
- Texas A&M



Gregg Lamb
CAO
- Maverick Natural Resources
- Breitburn
- QR Energy
- Villanova



Dave Smith
VP of Operations
- Templar Energy
- Chesapeake Energy
- West Point



Dave Mochulski
VP of Applied AI
- ExxonMobil
- XTO Energy
- University of British Columbia



Jeff Johnson
VP of Asset Intelligence
- Continental Resources
- Chesapeake Energy
- Texas A&M

PRESIDIO BOARD OF DIRECTORS



Daniel Herz
Compensation Committee Chair, Member of Audit Committee
- WhiteHawk Energy, CEO
- Falcon Minerals Corp.
- Atlas Energy



Jerry Schretter
Audit Committee Chair
- Bank of America, Vice Chairman and Co-Head of Americas Energy Investment Banking
- Cripps Leadership Advisors
- Citi and UBS



James Vallee
Member of Compensation Committee and Nominating and Corporate Governance Committee
- Winston & Strawn, Partner
- Valhil Capital, Valhil Advisors
- Paul Hastings



Jeff Serota
Nominating and Corporate Governance Committee Chair, Member of Compensation Committee
- Corbel Capital Partners, Vice Chairman and CIO
- Ares Management



Ray Walker
Member of Audit Committee and Nominating and Corporate Governance Committee
- Encino Energy, COO
- Range Resources



Jerry Silvey
Director
- Magnetar Capital
- RBC Capital Markets
- Southern Methodist University



Tyson Taylor
Director
- Magnetar Capital
- Star Peak
- Kirkland & Ellis
- London Business School

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CAPITAL STRUCTURE & DIVIDENDS 26 Strong Balance Sheet $60MM RBL Commitment 2Q 2026 Highlights • Completed $350MM ABS Refinance, reducing amortization and interest, adding liquidity, and enhancing cash flow • Paid down RBL balance, creating additional balance sheet liquidity • Declared Q2 dividend of $0.3375, representing a dividend rate of $1.35 per share per year1 Equity Value Supported by Dividends Capital Structure ($MM) As of June 30, 2026 (Adjusted for CCE) Cash2 $54 ABS $348 ABS Warehouse Facility $55 RBL $0 Trail Dust Term Loan $2 Preferred Equity3 $125 Equity Value4 $377 ENTERPRISE VALUE $853 1. Anticipated dividend is subject to board approval and market conditions 2. Includes Restricted Cash of $11MM 3. Represents aggregate liquidation preference, not carrying value 4. Equity value based on 8/5/2026 stock price of $11.39 and 33.1MM shares outstanding, comprised of 27.7MM Class A common shares, 1.7MM Class B shares exchangeable into Class A common stock, 2.0MM new Class A common shares in conjunction with Canyon Creek acquisition, and 3.7MM in-the- money/common-equivalent securities, less 1.9MM of contingent earnout shares. $1.0Bn ABS Warehouse Facility

HEDGING 27 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2028 2029 Beyond Oil Swaps1 Volume (MBbl) 273 266 255 248 242 237 887 756 937 Avg. Strike Price ($/Bbl) $60.01 $60.59 $87.90 $108.14 $100.59 $88.02 $63.17 $67.55 $64.38 Natural Gas Swaps Volume (BBtu) 7,429 7,183 6,865 6,624 6,520 6,388 24,143 20,400 56,926 Avg. Strike Price ($/MMBtu) $5.29 $5.30 $4.94 $4.30 $3.43 $3.76 $3.56 $3.58 $3.48 Natural Gas Basis Swaps Volume (BBtu) 7,090 6,961 6,869 6,624 6,523 6,390 22,762 8,663 — Avg. Strike Price ($/MMBtu) ($0.57) ($0.41) $0.11 ($0.55) ($0.49) ($0.40) ($0.41) ($0.52) — NGL Swaps1 Volume (MBbl) 627 613 593 580 528 517 1,806 1,322 1,316 Avg. Strike Price ($/Bbl) $23.05 $23.14 $24.86 $23.02 $26.76 $25.64 $25.48 $23.41 $21.49 1. As of August 11, 2026. Hedges include a combination of individual component hedges and WTI as a proxy

ANTICIPATED DIVIDEND TIMELINE 28 • Regular dividend schedule to coincide with earnings going forward (other than 4Q) 2Q 2026 3Q 2026 4Q 2026 1Q 2027 Declaration Date 8/11/26 11/12/26 2/12/27 5/12/27 Record Date 8/31/26 12/2/26 3/4/27 6/1/27 Payment Date 9/14/26 12/16/26 3/18/27 6/15/27 Note: Anticipated dividend is subject to board approval and market conditions

APPENDIX Q2 DETAIL

NON-GAAP FINANCIAL MEASURES 30 Adjusted EBITDA is defined as net income before (1) interest expense, net; (2) depreciation, depletion, amortization and accretion; (3) unrealized loss (gain) on derivative instruments; (4) non-cash share-based compensation; (5) non-recurring compensation expense related to Class B Units; (6) (gain) loss on sale of assets, net; (7) loss on ARO liabilities; (8) change in fair value of earnout liability; (9) loss on early extinguishment of debt; (10) income tax expense (benefit); (11) acquisition and transaction costs; and (12) certain non-recurring costs that management does not consider indicative of ongoing performance. Adjusted Unhedged EBITDA is Adjusted EBITDA further adjusted to remove realized gains and losses on derivative instruments, intended to show operating results without the impact of the hedging program. Adjusted General and Administrative Expense is General and Administrative Expense adjusted to remove non-cash share- based compensation, non-recurring compensation expense related to our Class B Units, and certain non-recurring costs that management does not consider indicative of ongoing performance ("Adjusted G&A"). Net Debt is the aggregate principal amount outstanding of the Company's ABS notes, RBL borrowings and Trail Dust term loan, excluding lease obligations, less total cash (including restricted cash). Leverage is Net Debt divided by annualized Adjusted EBITDA (the applicable quarter's Adjusted EBITDA multiplied by four). These non-GAAP measures are not measurements of financial performance under GAAP, should not be considered alternatives to net income, and may not be comparable to similarly titled measures of other companies. See the following pages for reconciliations to the most directly comparable GAAP measures.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO ADJUSTED EBITDA AND ADJUSTED UNHEDGED EBITDA 31 $ in thousands Three Months Ended June 30, 2026 (Successor) Net income (loss) (GAAP) (1) $15,479 Depletion, oil and gas properties 15,130 Depreciation of other property and equipment 859 Accretion of asset retirement obligation 1,150 Gain from sale of assets (158) Loss on ARO liabilities - Unrealized (gain) loss from derivative transactions (17,962) Change in fair value of earnout liability 2,972 Loss on early extinguishment of debt 4,475 Share-based compensation (2) 2,219 Acquisition and transaction costs 544 Interest expense 4,286 Non-recurring cost (3) 221 Income tax expense (benefit) 3,961 Adjusted EBITDA $33,176 Realized (gain) loss from derivative transactions (6,861) Adjusted Unhedged EBITDA $26,315 (1) Reflects total GAAP net income (loss), which includes $1.1 million of net income attributable to non-controlling interests; net income attributable to Presidio Production Company was $14.4 million. (2) Includes share-based compensation expense related to restricted stock units. (3) Includes one-time severance fees.

RECONCILIATION OF GAAP FINANCIAL MEASURES TO ADJUSTED GENERAL AND ADMINISTRATIVE EXPENSE 32 $ in thousands (except per Boe) Three Months Ended June 30, 2026 (Successor) General and Administrative (GAAP) $7,164 Share-based compensation (1) (2,219) Non-recurring cost (2) (221) Adjusted General and Administrative $4,724 Adjusted General and Administrative per Boe $2.28 (1) Includes share-based compensation expense related to restricted stock units. (2) Includes one-time severance fees.

33 RECONCILIATION OF NET DEBT TO TOTAL DEBT $ in thousands June 30, 2026 ABS III securitization notes $348,117 Citizens RBL (undrawn) - Trail Dust term loan 2,013 Equipment financing obligations 1,462 ABS III debt issuance costs, net (8,520) Total Debt (GAAP) $343,072 Less: Equipment financing obligations (1,462) Plus: ABS III debt issuance costs, net 8,520 Principal outstanding (ABS Notes, RBL, Trail Dust) $350,130 Less: Cash and cash equivalents (42,317) Less: Restricted cash (11,278) Net Debt (Non-GAAP) $296,535 Plus: ABS Warehouse Facility draw funded at Canyon Creek closing (July 1, 2026) 55,000 Net Debt, as adjusted for the Canyon Creek acquisition (1) $351,535 (1) Reflects the $55 million draw under the ABS Warehouse Facility, led by Goldman Sachs, funded in connection with the closing of the Canyon Creek acquisition on July 1, 2026, a subsequent event. Shown as a memo item and does not adjust the Company's June 30, 2026 GAAP debt balances. Does not give effect to Canyon Creek's contribution to Adjusted EBITDA or cash flow.

34 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) $ in thousands (except per share amounts) Three Months Ended June 30, 2026 (Successor) Revenues Oil sales $30,673 Natural gas sales 7,645 Natural gas liquids sales 15,381 Field services revenue 301 Total revenues 54,000 Operating expenses Lease operating expenses 19,454 Production taxes 2,945 Ad valorem taxes 850 Depletion, oil and gas properties 15,130 Depreciation and amortization, other 859 Accretion of asset retirement obligation 1,150 General and administrative 7,164 Acquisition and transaction costs 544 Cost of field services revenue - Gain on sale of assets (158) Total operating expenses 47,938 Income (loss) from operations 6,062 Total other income (expense) 13,378 Net income (loss) before income taxes 19,440 Income tax benefit (expense) (3,961) Net income (loss) 15,479 Less: net income attributable to non-controlling interests 1,054 Net income attributable to Presidio Production Company $14,425 Net income per Class A share, basic and diluted $0.34 Total other income (expense) comprises commodity derivatives, the earnout fair value change, loss on early extinguishment of debt, interest expense, and other.

35 CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) Assets June 30, 2026 Cash and cash equivalents $42,317 Restricted cash 11,278 Accounts receivable, oil and gas 18,105 Accounts receivable, joint interest owners 10,623 Derivative assets, current 54,555 Hedge receivable 6,586 Prepaid expenses and other current assets 2,414 Total current assets 145,878 Oil and natural gas properties, net 673,984 Other property and equipment, net 4,590 Derivative assets, noncurrent 11,058 Right-of-use assets 3,561 Deferred tax assets, noncurrent 182 Other noncurrent assets 8,491 Total assets $847,744 Liabilities and Equity June 30, 2026 Accounts payable $15,696 Production taxes payable 3,570 Revenue and royalties payable 26,071 Derivative liabilities, current 10,946 Hedge payable 10,092 Current portion of long-term debt 35,836 Lease liabilities, current 299 Other current liabilities 21,090 Total current liabilities 123,600 Long-term debt, net 307,236 Asset retirement obligations 79,921 Lease liabilities 3,328 Derivative liabilities, noncurrent 2,058 Earnout liability 17,772 Total liabilities 533,915 Series A redeemable preferred stock 112,123 Series B convertible redeemable preferred stock 24,701 Total equity attributable to Presidio 159,361 Non-controlling interest 17,644 Total stockholders' equity 177,005 Total liabilities, pref. and equity $847,744 $ in thousands.

36 SELECTED OPERATING AND FINANCIAL DATA Three Months Ended June 30, 2026 (Successor) Production Net production (MBoe) 2,071 Average daily production (MBoe/d) 23 Production mix (oil / gas / NGLs) 16% / 57% / 27% Operating Costs ($/Boe) Lease operating expense $9.39 Production taxes $1.42 Ad valorem taxes $0.41 Total operating expense $11.22 General and administrative $3.46 Depletion, oil and gas properties $7.31 Depreciation and amortization, other $0.41 Realized Prices by Product Pre-Hedge Post-Hedge Oil ($/Bbl) $94.38 $63.69 Natural gas ($/Mcf) $1.08 $4.23 NGLs ($/Bbl) $26.94 $17.64 Total ($/Boe) $25.93 $29.24 2Q realized derivatives added $3.31/Boe, lifting the total realized price from $25.93 to $29.24/Boe. Realized prices reflect the impact of derivatives settled in cash. Per-Boe metrics for the three months ended June 30, 2026 (Successor).

APPENDIX OPTIMIZATION CASE STUDIES

LABOR MODERNIZATION: LEAN EMPOWERED FIELD 38 Revamping field operations through empowerment, accountability, and technology: Interview 100% of field staff using standardized evaluation process to retain top talent Flatten field structure with asset managers, techs (super pumpers), and pumpers for faster decisions Introduce digital tools to do more with less Launch field incentive plans aligning frontline performance with company goals ACQUISITION CASE STUDY 72% DAY 1 LABOR COST IMPROVEMENT Field Supervision (10) Pumpers (40) Contractors (13) Total (63) Field Supervision (0) Pumpers (16) Contractors (4) Total (20)

Pumpers focused only where value or risk existed PUMP-BY-EXCEPTION: TURNING DATA INTO FIELD ACTION 39 Old Route (27 wells) New Route (50 wells) HIGHER PRODUCTIVITY PUMPER STRATEGY Legacy: Daily visits to every well PBE: Visit top 20% of wells by cash flow every day and the rest only if alerted, resulting in 50% reduction in well visits FEWER PUMPERS High-priority wells surfaced automatically SMARTER ROUTES Routes adjusted dynamically based on real-time inputs Traditional well-visit schedules gave way to automated, exception-based system using machine learning and real-time alerting.

NYSE: FTW

OPTIMIZATION:
COMPRESSION & ARTIFICIAL LIFT

Presidio optimized compression and artificial lift systems to align with field demand. By downsizing and redesigning equipment, the team cut fuel & maintenance costs while improving reliability and consistency.

RIGHT-SIZED COMPRESSION

Removed or downsized compression to match system demand

REDUCED FUEL & POWER USE

Installed plungers on gas-lift wells to enhance flow and lower pressures

REDUCED COSTS

Renegotiated compression rental contracts to reduce expense

INCREASED UPTIME

Lowered artificial lift depths to minimize downtime and improve drawdown

↓28% **Acquisition Case study Month 1: Reduction In Compression Expense**


Compressor actions taken
17
17
11
8
22
150
Lowered
Released
Transferred
Downsized
Swapped
Other

40

NYSE: FTW

CHEMICAL MANAGEMENT: STANDARDIZING FOR EFFICIENCY

Presidio replaced vendor-run chemical programs with internally managed, data-informed model. Reducing costs and improving performance consistency across the field.

INTERNAL CONTROL

Centralized chemical management under internal operations team

IMPROVED PERFORMANCE

Implemented well-level tracking & sampling to monitor usage and effectiveness

CUT COSTS

Consolidated suppliers to eliminate duplication and waste

STANDARDIZED OPERATIONS

Standardized treatment protocols across all assets for consistent control

↓39% REDUCTION IN CHEMICAL EXPENSE (2023-2024 YoY)

41

2025 WORKOVER PROGRAM: CAPITAL DISCIPLINE IN ACTION SMART CAPITAL Prioritized wells with highest return potential using data- driven diagnostics MEASURABLE UPLIFT Executed in tranches to enforce capital discipline and validate performance REPEATABLE MODEL Standardized planning and vendor control to reduce costs and shorten cycle times LEARNING LOOP Reinvested learnings for faster, cheaper interventions across future programs Workover IRR 97% 91% 83% 80% 68% 88% 92% 87% 80% 71% 64% 83% Tranche 1 Tranche 2 Tranche 3 Tranche 4 Tranche 5 Total Actual Projected Presidio applied disciplined capital allocation and data-driven insight to pull 152 workovers out of bullpen, maximizing production uplift while minimizing spend. 42

DEVELOPMENT: BRINGING VALUE FORWARD 43 Over $100MM in value realized since inception with zero capital risk. Flexible capital and operating structures allow Presidio to scale with partners and deliver growth without incremental overhead or risk. STRUCTURED JOINT VENTURES Built and executed JV frameworks where partners fund drilling programs and Presidio assumes operatorship post-development, supporting long-term efficiency and alignment. ACREAGE SALES Executed strategic acreage sales, including ~100k acres in the Cherokee formation, to realize value while retaining existing wells and further upside. OUTSOURCED DEVELOPMENT MANAGEMENT Successfully managed development programs funded and executed by partners, promoting timely project completion, reducing cost structure, and heightening operating standards. CASE STUDY FARM-OUT (CARRIED DEVELOPMENT PROGRAM) • Structured carry where partner funded and drilled initial wells and Presidio contributed acreage. • Presidio assumed operatorship upon completion. • Delivered low-cost transition and long-term cash flow alignment.